EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MEDUSA STYLE CORPORATION (the “Company”) on Form 10-QSB for the quarter ended November 30, 2006 as filed with the Securities and Exchange Commission on the date here of (the “Report”), I, Bruce Schmidt, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the -Oxley Act of 2002, that:

            (1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities  Exchange Act of 1934; and

            (2)    The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BRUCE SCHMIDT
Bruce Schmidt
Principal Executive and Financial Officer
January 12, 2007